Ivy Funds

Supplement dated May 18, 2017 to the

Ivy Funds Prospectus

dated January 31, 2017

as supplemented February 22, 2017, March 2, 2017 and April 7, 2017

Effective immediately, the following table and related footnotes replace the “Annual Fund Operating Expenses” table (and existing footnotes corresponding to that table) in the “Fees and Expenses” section for Ivy Pictet Emerging Markets Local Currency Debt Fund on page 16:

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class E	Class I	Class N	Class R	Class Y
Management Fees[3]	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%	0.00%	0.50%	0.25%
Other Expenses	0.88%	0.59%	0.57%	0.72%	0.57%	0.81%	0.71%
Total Annual Fund Operating Expenses	1.88%	2.34%	1.57%	1.47%	1.32%	2.06%	1.71%
Fee Waiver and/or Expense Reimbursement[4,5]	0.63%	0.51%	0.51%	0.67%	0.52%	0.56%	0.51%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.83%	1.06%	0.80%	0.80%	1.50%	1.20%

[3]	Management Fees have been restated, effective May 18, 2017, thereby causing the Total Annual Fund Operating Expenses to not correlate to the expense ratio shown in the Financial Highlights table.

[4]	Through January 31, 2019, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for the Fund’s Class A shares and Class Y shares at 1.25%; Class C shares at 2.00%; Class E shares at 1.40%; Class I shares and Class N shares at 0.80%; and Class R shares at 1.50%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes below its respective expense cap.

[5]	Through January 31, 2018, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IDI, WISC or the Board.

Effective immediately, the following replaces the “Example” section for Ivy Pictet Emerging Markets Local Currency Debt Fund on pages 16-17:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Year	10 Years
Class A Shares	$695	$1,074	$1,478	$2,601
Class C Shares	186	682	1,204	2,637
Class E Shares	697	1,055	1,436	2,494
Class I Shares	82	399	739	1,700
Class N Shares	82	367	674	1,545
Class R Shares	153	592	1,057	2,345
Class Y Shares	122	489	880	1,977

Supplement	Prospectus	1

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Year	10 Years
Class A Shares	$695	$1,074	$1,478	$2,601
Class C Shares	186	682	1,204	2,637
Class E Shares	697	1,055	1,436	2,494
Class I Shares	82	399	739	1,700
Class N Shares	82	367	674	1,545
Class R Shares	153	592	1,057	2,345
Class Y Shares	122	489	880	1,977

Effective immediately, the following replaces the second sentence of the “Portfolio Managers” section for Ivy Pictet Targeted Return Bond Fund on page 30:

Pictet AM’s Investment Team consists of Andres Sanchez Balcazar of Pictet AM CH, Lead Portfolio Manager and Head of Global & Regional Bonds Team; Thomas Hansen of Pictet UK, Investment Manager, Global & Regional Bonds Team; David Bopp of Pictet AM CH, Investment Manager, Global & Regional Bonds Team and Sarah Hargreaves of Pictet UK, Investment Manager, Global & Regional Bonds Team.

Effective immediately, the following replaces the entire bullet point of the “The Management of the Funds — Management Fee — Ivy Pictet Emerging Markets Local Currency Debt Fund” section on page 70:

∎	Ivy Pictet Emerging Markets Local Currency Debt Fund: 0.75% of net assets up to $1 billion; 0.725% of net assets over $1 billion and up to $2 billion; 0.70% of net assets over $2 billion and up to $5 billion; 0.675% of net assets over $5 billion and up to $10 billion; and 0.65% of net assets over $10 billion.

Effective immediately, the following replaces the second sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Pictet Targeted Return Bond Fund” section on page 72:

The Pictet AM Investment Team consists of Andres Sanchez Balcazar, Thomas Hansen, David Bopp and Sarah Hargreaves.

Effective immediately, the following replaces the fourth sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Pictet Targeted Return Bond Fund” section on page 72:

Mr. Balcazar joined Pictet AM CH in 2011 as Co-Head of the Global & Regional Bonds Team and assumed the role of Head of the Global & Regional Bonds Team in 2017.

Effective immediately, the second paragraph of the “The Management of the Funds – Portfolio Management — Ivy Pictet Targeted Return Bond Fund” section on page 72 is deleted in its entirety.

2	Prospectus	Supplement